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                                     ADVO, INC.

                                   GENERAL TERMS
                                        For
                              DIRECT MAIL DISTRIBUTION


1.   DEFINITIONS

          (A) As used in this contract, "ADVO", "we", and "our" means ADVO, Inc. "You" and "your" refers to the Client contracting with ADVO.

          (B) "Copy Deadline Date" is the date by which you are to submit the proposed text and artwork for your advertising piece to us. This date is set by the local ADVO branch which serves you.

          (C)  "DAL" means Detached Address Label.

          (D) "Final price" means the total price, adjusted by the price of additional services and differences between actual and estimated piece weight, and actual and estimated address counts at the time we mail your advertising pieces.

          (E) "Marriage Mail" means ADVO's third class Marriage Mail program, its Mailbox Values program, or both.

          (F)  "Postal Service" means the United States Postal Service.

          (G) "Proof Deadline Date" means the date by which you are to submit your final advertising proof to us. This date is set by the local ADVO branch which serves you.

          (H) "Services" means all services for which you contract, or which are performed by ADVO to correct your advertising piece or make it mailable.

          (I) "Total price" means the total amount you will pay to ADVO for all contracted Services.

2.   SERVICES TO BE PERFORMED BY ADVO

          (A) MAILING SERVICES. We will distribute your advertising pieces by mail as part of our Marriage Mail program in the Markets, Zones, or ZIP Code areas, and for the In-Home Dates, which we offer. Services which we will perform include printing and addressing labels, merging the mailing pieces, bundling, packaging, and tagging according to Postal Service requirements, and depositing the mail with the Postal service.

          (B) PRINTING SERVICES. If we have agreed as a part of this contract to provide layout, artwork, typesetting or printing services, all of these services will be completed in accordance with ADVO's normal practices and standards.

          (C) IN-HOME DATE. An In-Home Date is the date or dates by which advertising which we deposit with the Postal Service is expected to arrive at its addressed destination. ADVO cannot guarantee Postal Service delivery by the In-Home Date. We are not responsible if advertising does not reach its addressed destination by the In-Home Date.

3.   YOUR OBLIGATIONS

          (A) PREPAYMENT AMOUNT. Unless we have agreed in writing to different payment terms, you will prepay for all services, including printing.

               (i) For DETACHED ADDRESS LABELS ("DAL"), you will prepay the total price of each mailing by the Proof Deadline Date.

               (ii) For TURNKEY PRODUCTS, you will prepay the total price for each mailing by the Proof Deadline Date. However, if you contract for Turnkey Products to be mailed on three or more In-Home Dates, you may instead pay Twenty-Five percent (25%) of the total price at least three (3) days before the Proof Deadline Date for the first In-Home Date. The prepayment will be allocated evenly to each In-Home Date. You will then pay the balance of the total price for each In-Home Date at least nine (9) days before that In-Home Date.

               (iii) For ALL OTHER MAILING SERVICES, you will prepay the total price for each mailing at least nine (9) days before each In-Home Date.

          (B) DELIVERY OF PREPRINTED MATERIAL. Unless we are to provide printing services to you as a part of this contract, you will deliver sufficient preprinted advertising pieces to us to enable us to complete your order. The quantity must include one piece for each address on


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     ADVO's mailing list, plus any additional amount requested by us to account for spoilage or similar loss. All pieces must meet our standards for processing and mailing, and you must deliver the pieces to us by the date set by the local ADVO branch which serves you. Sufficient quantity means one advertising piece for each residential household on ADVO's mailing list in the ZIP Code areas selected by Client plus such additional quantities as are requested by ADVO for spoilage or similar loss.

          (C) ARTWORK. If we have agreed as part of this contract to prepare camera-ready mechanicals, proofs with color break indications, or both, then you will submit your proposed text and artwork to us by the Copy Deadline Date set by the local ADVO branch which serves you. You will also submit your final written approval of all proofs supplied to you by the Proof Deadline Date set by that same local branch. If we have agreed as part of this contract to provide printing services only, then you will submit your camera-ready mechanicals and proofs with completed color break indications or separations to us by the Proof Deadline Date. We retain title to all rights in artwork produced by us under this contract.

          (D) DIGITAL ART. ADVO will not be responsible for the accuracy or reproduction quality of any client supplied digital art.

          (E) ADDITIONAL SERVICES. If we agree to provide additional services, such as preparing camera-ready mechanicals or proofs with color break indications, preparing or mailing different versions, special processing, non-image area printing, four-color printing, author's alterations to final proofs, or folding of your pieces; or if we determine additional services are necessary to correct the advertising price or make it mailable; then those services will be provided for an additional charge. All additional charges will be made at our then-current rates. However, we will not be obligated to perform additional services unless we agree in writing. If we perform additional services, either at your request, even if your request is not in writing, or because we determine the services are necessary to correct the piece or make it mailable, you will pay all additional charges. We will not provide press checks for four color printing.

          (F) PIECE WEIGHT AND QUANTITY ESTIMATES. All piece weights and quantities are estimates, and are subject to verification by the Postal Service. Your total price will be adjusted according to the actual weight of advertising pieces and the number mailed, calculated at the time we mail them.

          (G) FINAL BILLING. If the final price for a mailing exceeds your prepayment, you will pay the difference upon demand.

          (H) YOUR OBLIGATIONS IF YOU DEFAULT. If you do not pay us in a timely manner, if you do not fulfill all your obligations under this contract or any other contract between you and ADVO, if you become insolvent or a petition in bankruptcy is filed by or against you, or if a receiver is appointed for you, then you will be in Default. We will then not be required to perform any of the services for which you contracted, and you will be responsible for all additional costs which we incur because of your Default, and we may cancel this contract. Additional costs may include, among other charges, press time, paper stock, and additional postage.

          (I)  DAL AND MAILBOX VALUES CANCELLATION.

               (i) IF YOU CANCEL OR CHANGE ALL OR PART OF ANY OF YOUR COMMITMENT FOR DAL OR MAILBOX VALUES SPACE, YOU WILL PAY US A CANCELLATION FEE TO DEFRAY ADDITIONAL COSTS WHICH WE WILL INCUR. IN THAT EVENT, YOU WILL PAY US: (A) IF YOU CANCEL OR MAKE A CHANGE BETWEEN NINETY (90) AND ONE HUNDRED FIFTY (150) DAYS BEFORE THE IN-HOME DATE, TEN PERCENT (10%) OF THE TOTAL PRICE OF THE CANCELED OR CHANGED PORTION OF THE MAILING; (B) IF YOU CANCEL OR MAKE A CHANGE FORTY-SIX (46), BUT LESS THAN NINETY (90) DAYS BEFORE THE IN-HOME DATE, TWENTY PERCENT (20%) OF THE TOTAL PRICE OF THE CANCELED OR CHANGED PORTION OF THE MAILING; OR (C) SUBJECT TO PARAGRAPH II, IF YOU CANCEL OR MAKE A CHANGE FORTY-FIVE (45) DAYS OR LESS BEFORE THE IN-HOME DATE, FIFTY PERCENT (50%) OF THE TOTAL PRICE OF THE CANCELED OR CHANGED PORTION OF THE PROGRAM.

               (ii) IN THE EVENT YOU CANCEL OR CHANGE ALL OR PART OF ANY OF YOUR COMMITMENT FOR DAL OR MAILBOX VALUES SPACE FORTY-FIVE (45) DAYS OR LESS BEFORE THE IN-HOME DATE, AND FOR ANY REASON IT IS


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     IMPOSSIBLE OR IMPRACTICAL FOR US TO WITHDRAW YOUR PIECES FROM THE MAILING,
     YOU WILL REMAIN LIABLE FOR, AND WILL PAY TO US, THE FULL FINAL PRICE AS LIQUIDATED DAMAGES. ADVO SHALL NOT BE LIABLE IN THE EVENT THAT YOUR MATERIALS ARE INCLUDED IN THE MAILING.

4.   ADVERTISING AGENCY

          (A) PAYMENT. If you are an advertising agency signing this contract in the name of a client, or for the benefit of a client, you warrant that you have received legal authority from your client to enter into the contract on its behalf, and guarantee payment of all charges.

          (B) ADVERTISING AGENCY DISCOUNT. If you are an advertising agency signing this contract in the name of a client, or for the benefit of a client, then you will receive ADVO's Advertising Agency Discount in effect when we both sign the contract. However, you may apply the Advertising Agency Discount only to Designated Services you purchase for that Client at Rate Card rates. The discount will apply to the appropriate rate net of postage.

          (C) CENTRALIZED ACCOUNTS. If your Client contracts directly with us for centralized purchasing or pricing of Services ("Central Contract"), you may buy Designated Services for that Client at the rate to which he is entitled under the Central Contract ("Central Contract Rate"), but with no Advertising Agency Discount; or at your election you may buy Designated Services for your Client at ADVO's Rate Card rate, less the Advertising Agency Discount on that rate net of postage, but only if the net rate after applying the discount is greater than your Client's Central Contract Rate.

          (E) AGENCY SHORT-RATE. The Advertising Agency Discount is conditioned upon your fulfillment of the volume, frequency, and payment commitments you have made for your Client. IF YOU OR YOUR CLIENT DO NOT PAY ADVO IN ACCORDANCE WITH THE PAYMENT TERMS OF THIS CONTRACT (OR OF THE CENTRAL CONTRACT, IF ANY), OR IF YOU OR YOUR CLIENT DO NOT MAIL AT LEAST THE VOLUME, OR AT THE FREQUENCY, YOU HAVE AGREED TO, THEN YOU WILL NOT BE ELIGIBLE FOR THE ADVERTISING AGENCY DISCOUNT FOR ADDITIONAL ORDERS PLACED UNDER THE CONTRACT, AND YOU WILL PROMPTLY PAY ADVO, UPON ITS DEMAND, THE AMOUNT OF THE DISCOUNT PROVIDED TO YOU FOR ORDERS PLACED UNDER THE CONTRACT, RETROACTIVE TO THE FIRST ORDER.

5.   ZONE SELECT AND ZIP CODE SELECT PRICING

     Zone Select and ZIP Code Select Programs ("Pricing Programs") permit you to select Market level pricing or National level pricing options ("Pricing Options"). You must fulfill the criteria for each Pricing Program, and the volume and frequency for each Pricing Option separately. Your use of these Pricing Programs and Pricing Options is governed by our Zone Select and ZIP Code Select policies in effect at the time you contract with us.

6.   CONTRACT FULFILLMENT

          (A) SHORT-RATE. Your rate under this contract is based upon your volume and frequency commitment. IF YOU DO NOT MAIL AT LEAST THE VOLUME, OR AT THE FREQUENCY, YOU HAVE AGREED TO, THEN YOU WILL PROMPTLY PAY US, UPON OUR DEMAND, AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE RATE AGREED TO AND OUR NORMAL RATE FOR THE VOLUME OR FREQUENCY ACTUALLY MAILED BY YOU, RETROACTIVE TO YOUR INITIAL MAILING UNDER THE CONTRACT.

          (B) INTERIM ADJUSTMENT. We may review your performance under this agreement at any time during its term. If we decide that it is unlikely that you will fulfill your volume and frequency commitment, we may implement the paragraph above entitled Short-Rate for all mailings completed at time of review, and adjust your rate for your remaining mailings.

7.   ZONE RESTRUCTURING

     ADVO may restructure its Zones and Markets. You will continue to mail into a Zone or Market for which you contracted if (i) a Zone or Market is not restructured; or (ii) a Zone or Market is restructured and we determine that the restructuring is not substantial, but you are able to select new coverage similar to that which you had before restructuring. If we substantially restructure a Zone or Market and you cannot select new coverage similar to that which you had before restructuring, you will continue to mail into the unrestructured Zones or Markets for which you

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     contracted.  If there is a decrease in circulation because of our restructuring, your volume or frequency discount will not be affected.

8.   ADVERTISING CONTENTS

          (A) SHARED MAIL. We have arranged for other advertisers' material to be included in the Marriage Mail package. Our judgment as to the suitability of your material or that of other advertisers, the placement of advertising material within a Marriage Mail package, and all other matters concerning design, handling, and delivery of the Marriage Mail package, is conclusive. We may, without liability, refuse to mail your advertising material if it appears to capitalize upon, tie in with, or otherwise take advantage of the subject matter of any of our public service programs.

          (B) INDEMNITY. You warrant that all advertising copy and artwork which you supply or approve complies with federal, state and local laws, ordinances and regulations. You will hold us harmless from all costs and liability (including attorneys' fees and defense costs), product or service claims, promises concerning the manufacture, distribution, consumer use, or purchase of your products or services. You will also be exclusively responsible for the entire cost of any coupons redeemed, and for compliance with all applicable laws and regulations relating to couponing or advertising activities concerning your products, services, and advertising prices.

9.   CANCELLATION OR MODIFICATION OF MARRIAGE MAIL PROGRAM

     If we cancel or modify the Marriage Mail program for any reason, including changing In-Home Dates, we may give you notice that all or a part of your advertising pieces will not be mailed, or will be mailed for a changed In-Home Date. We will refund any amount of your prepayment which was made for services which we will not perform.

10.  LIMITATION OF LIABILITY.

     Our responsibility to you if we do not perform all of our obligations under this contract is limited to the following:

          (A) Subject to the additional restrictions in paragraphs 10B, 10C and 10D, we will only be responsible to return money which you prepaid to us for services not performed, or if less, your actual out-of-pocket damages. WE WILL NOT BE RESPONSIBLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH YOU MAY INCUR.

          (B) FAILURE TO MAIL. If we do not mail all or a portion of your advertising material for an In-Home Date, our sole responsibility to you will be limited to a reduction of the final price for the services we performed for that In-Home Date to reflect the smaller number of pieces mailed.

          (C) PRINTING ERRORS. We will use reasonable efforts to deliver your proof at least one (1) business day before the Proof Deadline Date. You are solely responsible for timely correction of all printing errors on the proof. If you do not correct the pr`oof, or if you do not return the corrected and signed proof to us, then we may not print your advertising pieces; or if we do print the pieces, the pieces may contain errors. Printed pieces may have minor variations in color or shading from a proof and are not a breach of this agreement by us. If we materially breach our printing obligation, then we will only be responsible to offer you, at our election and expense (i) a correction of the piece for the same In-Home Date, (ii) preparation and distribution of the piece on a future available In-Home Date which is reasonably acceptable to you, or (iii) for DALs, preparation of a substitute product, which we will select, for distribution as an insert in the Marriage Mail package covering the same circulation for the same In-Home Date or a future In-Home Date which is reasonably acceptable to you.

          (D) STORAGE RISK. All materials, including artwork which you supply, will be received and stored by us at your risk. You will retain title to
     all materials.   Although we will take reasonable precautions to safeguard
     your materials, we will not be responsible for any loss or damage to them from any cause. You will insure all materials against all loss or damage.

11.  EVIDENCE OF MAILING

     If you request, in writing, written evidence of the mailing, we will provide you with a Verification of Mailing. This is a document produced by us, which certifies the deposit of your advertising pieces with the Postal Service. This is the only evidence of mailing which we will provide.

12.  PRINT AND PAPER

     If we are to provide printing services to you and our cost for printing or paper increases after the date of this contract, the price you will pay under this contract will be immediately adjusted to

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     completely include the amount of our increase.  You will pay the difference between your adjusted price and the original price upon our demand.

13.  POSTAGE

     If postal rates increase or are modified after the date of this contract so that the cost to ADVO to mail your pieces increase, the price you will pay for all mailings subsequent to the effective date of the postal rate increase or modification will immediately be adjusted to completely include the total amount of the cost increase to ADVO. You will pay the difference between the adjusted price and the original price upon our demand.

14.  TAXES

     You will pay all taxes (except for taxes on our net income) which may be imposed by any taxing authority, that relate to your purchases of services under this contract, and that we may be responsible to collect or pay.

15.  MISCELLANEOUS

          (A) CONFIDENTIALITY. You will not disclose the terms of this contract, including but not limited to pricing, duration, and volume or frequency commitments, to a third party, except as required by law, or to enforce your contract rights through legal process.

          (B) ENTIRE AGREEMENT. This contract consists of these general terms and the information on the reverse side. It is the entire agreement between you and ADVO, and it supersedes all prior statements, agreements, understandings, practices, and customs between us dealing with this transaction. Changes must be in writing, and must be signed by both you and ADVO.

          (C) GOVERNING LAW. The laws of the State of Connecticut are to be used to interpret and enforce this contract. Both you and ADVO consent to personal jurisdiction in the state and federal courts of Connecticut concerning any claims which relate to this contract.

          (D) ASSIGNMENT. You may not assign or transfer any of your rights under this agreement without our prior written authorization.

          (E) MARKET COVERAGE. Contract rates based on frequency are valid only for distribution into the Market(s) defined in this contract. If no Market is defined, rates are valid only for distribution into the Market where your primary facility is located.

          (F) RESPONSE RATE. We do not guarantee or represent a response rate for advertising mailed by us.

          (G) CONTINUATION OF SERVICE. If you continue to use our services after this contract has expired, al of the terms of this contract (other than rate, frequency and volume) will remain in effect. If you do not fulfill all of your obligations under this contract and we continue to perform our services, that will not waive any of our rights if you do not fulfill your obligations in the future.

          (H) CAPTIONS. Captions which are used in this contract are for reference only and will not affect its interpretation.

          (I) ACCEPTANCE. If our authorized representative has signed this contract, then our presentation of this contract to you is an offer to contract under these terms and no others. You may accept our offer by either (i) signing the contract; or (ii) performing any of your obligations under the contract.